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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2004
                                   ---------
                          EDAC TECHNOLOGIES CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

               0-14275                                39-1515599
              ---------                               -----------
        (Commission File Number)                (I.R.S. Employer I.D. Number)

         1806 New Britain Avenue
         Farmington, CT                                  06032
         -----------------------                         -----
(Address of Principal Executive Offices)               (Zip Code)

                                 (860) 677-2603
                 ----------------------------------------------
              (Registrant's telephone number; including area code)


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Item 7.     Financial Statements and Exhibits.

     (c)   Exhibits

            99.1 Press Release dated May 4, 2004, announcing the Company's financial results for the fiscal quarter ended April 3, 2004.


Item 12.   Results of Operations and Financial Condition

           On May 4, 2004, EDAC Technologies Corporation announced its financial results for the quarter ended April 3, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDAC TECHNOLOGIES CORPORATION
Date:  May 4, 2004
                                          By:     /s/ Glenn L. Purple
                                          --------------------------------
                                                   Glenn L. Purple
                                                   Vice President and Chief
                                                   Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.             Description

99.1 Press Release dated May 4, 2004, announcing the Company's financial results for the fiscal quarter ended April 3, 2004.

























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